EXHIBIT 32.1

                                  CERTIFICATION
                           PURSUANT TO 18 U.S.C. 1350
     (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report on Form 10-Q of DSG Global, Inc. (the "Company") for the period ended March 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Robert Silzer, as Chief Executive Officer and Chief Financial Officer of DSG Global, Inc., hereby certifies that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of DSG Global, Inc.


Dated: May 18, 2015                        /s/ Robert Silzer
                                           ------------------------------------
                                           Robert Silzer
                                           Chief Executive Officer and
                                           Chief Financial Officer